AllianceBernstein
Second Quarter 2007 Review
Second Quarter 2007 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
  July 25, 2007

AllianceBernstein
Second Quarter 2007 Review
Forward-Looking Statements
In light of Regulation FD, management will be limited in responding to inquiries from investors or analysts in a non-public forum.
Introduction
    Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider our forward-looking statements in light of these factors. Further, these forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect subsequent events or circumstances. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item 1A of Form 10-K for the year ended December 31, 2006.  Any or all of the forward-looking statements that we make in Form 10-K, this presentation, or any other public statements we issue may turn out to be wrong. Of course, factors other than those listed in “Risk Factors” could also adversely affect our revenues, financial condition, results of operations, and business prospects.

    The forward-looking statements we make in this presentation include estimated earnings guidance and related assumptionsbprovided for full year 2007.  The earnings guidance is based on a number of assumptions, including, but not limited to, the following:  net inflows of client assets under management continuing at levels similar to recent rates, and equity and fixed income market returns at annual rates of 8% and 5%, respectively, for the balance of the year. Net inflows of client assets are subject to domestic and international securities market conditions, competitive factors, and relative performance, each of which may have a negative effect on net inflows; capital market performance is inherently unpredictable. Our expectation that the fourth quarter will account for a disproportionate share of total earnings is based on the relative amount of assets under management subject to performance fees that are calculated at the end of fourth quarter. In view of these factors, and particularly given the volatility of capital markets (and the effect of such volatility on performance fees and the value of investments in respect of incentive compensation) and the difficulty of predicting client asset inflows and outflows, our earnings estimates should not be relied on as predictions of actual performance, but only as estimates based on assumptions that may or may not be correct. There can be no assurance that we will be able to meet the investment and service goals and needs of our clients or that, even if we do, it will have a positive effect on the company’s financial performance.

Proprietary - For AllianceBernstein L.P. - use only

2Q 2007
1Q 2007
12 Months*
6.3%
0.6%
20.6%
4.9%
1.2%
21.9%
6.9%
1.2%
19.0%
(0.5)%
1.5%
6.1%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

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AllianceBernstein
Second Quarter 2007 Review

*12 months ending June 30, 2007.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - U.S.
Proprietary - For AllianceBernstein L.P. - use only

2Q 2007
1Q 2007
12 Months*
6.5%
2.5%
23.6%
6.4%
4.1%
27.0%
15.0%
2.3%
45.0%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets
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AllianceBernstein

Second Quarter 2007 Review

*12 months ending June 30, 2007.
Source: MSCI (Morgan Stanley Capital International).
Market Performance - Non-U.S.
Proprietary - For AllianceBernstein L.P. - use only

AllianceBernstein

Second Quarter 2007 Review

■  Value Equities generally outperformed, with noteworthy strength in non-U.S.
 services
■  Growth Equities mostly underperformed, but have achieved a strong start for the current quarter
■  Fixed Income generally outperformed, with exceptional strength in certain
 Retail services
■  Global and International Blend Strategies services were particularly strong
Relative Performance Summary
Proprietary - For AllianceBernstein L.P. - use only

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 468,358**	**$ 172,998**	**$ 100,339**	**$ 741,695**
Sales/New accounts	14,705	13,578	4,297	32,580
Redemptions/Terminations	(5,370)	(9,216)	(1,085)	(15,671)
Cash flow	(5,199)	(321)	(1,511)	(7,031)
Unreinvested dividends	-	(257)	(109)	(366)
Net inflows	**4,136**	**3,784**	**1,592**	**9,512**
Transfers(1)	(21)	(24)	45	-
Market appreciation	28,133	8,654	4,948	41,735
End of Period	**$ 500,606**	**$ 185,412**	**$ 106,924**	**$ 792,942**
% Total at end of period	*63.1%*	*23.4%*	*13.5%*	*100.0%*
% Change from beg of period	*6.9%*	*7.2%*	*6.6%*	*6.9%*

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AllianceBernstein

Second Quarter 2007 Review

Three Months Ended June 30, 2007
$ Millions
Changes in Assets Under Management
By Channel
Proprietary - For AllianceBernstein L.P. - use only

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 395,973**	**$ 146,391**	**$ 82,794**	**$ 625,158**
Sales/New accounts	61,143	46,299	16,614	124,056
Redemptions/Terminations	(25,913)	(34,350)	(3,631)	(63,894)
Cash flow	(12,702)	93	(4,188)	(16,797)
Unreinvested dividends	(1)	(1,144)	(485)	(1,630)
Net inflows	**22,527**	**10,898**	**8,310**	**41,735**
Transfers [(1)]	(715)	(24)	739	-
Market appreciation	82,821	28,147	15,081	126,049
End of Period	**$ 500,606**	**$ 185,412**	**$ 106,924**	**$ 792,942**
% Total at end of period	*63.1%*	*23.4%*	*13.5%*	*100.0%*
% Change from beg of period	*26.4%*	*26.7%*	*29.1%*	*26.8%*

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AllianceBernstein

Second Quarter 2007 Review

Twelve Months Ended June 30, 2007
$ Millions
Changes in Assets Under Management
By Channel
Proprietary - For AllianceBernstein L.P. - use only

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 352,164**	**$ 175,905**	**$ 182,962**	**$ 30,664**	**$ 741,695**
Sales/New accounts	14,821	7,355	10,293	111	32,580
Redemptions/Terminations	(5,006)	(6,301)	(3,418)	(946)	(15,671)
Cash flow	(2,992)	(2,025)	(1,327)	(687)	(7,031)
Unreinvested dividends	-	-	(366)	-	(366)
Net inflows/(outflows)	**6,823**	**(971)**	**5,182**	**(1,522)**	**9,512**
Market appreciation/(depreciation)	29,223	10,998	(246)	1,760	41,735
End of Period (1)	**$ 388,210**	**$ 185,932**	**$ 187,898**	**$ 30,902**	**$ 792,942**
% Total at end of period	*49.0%*	*23.4%*	*23.7%*	*3.9%*	*100.0%*
% Change from beg of period	*10.2%*	*5.7%*	*2.7%*	*0.8%*	*6.9%*

(1) Approximately $160 billion in Blend Strategies AUM are reported in their respective services.

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AllianceBernstein

Second Quarter 2007 Review

Three Months Ended June 30, 2007
$ Millions
Changes in Assets Under Management
By Investment Service
Proprietary - For AllianceBernstein L.P. - use only

Value Equity	Growth Equity	Fixed Income	Index/ Structured	Total
Beginning of Period	**$ 272,331**	**$ 157,015**	**$ 165,840**	**$ 29,972**	**$ 625,158**
Sales/New accounts	62,783	28,363	32,436	474	124,056
Redemptions/Terminations	(20,451)	(23,424)	(16,764)	(3,255)	(63,894)
Cash flow	(8,019)	(5,903)	(1,030)	(1,845)	(16,797)
Unreinvested dividends	(187)	(47)	(1,396)	-	(1,630)
Net inflows/(outflows)	**34,126**	**(1,011)**	**13,246**	**(4,626)**	**41,735**
Transfer [1]	803	(803)	-	-	-
Market appreciation	80,950	30,731	8,812	5,556	126,049
End of Period [2]	**$ 388,210**	**$ 185,932**	**$ 187,898**	**$ 30,902**	**$ 792,942**
% Total at end of period	*49.0%*	*23.4%*	*23.7%*	*3.9%*	*100.0%*
% Change from beg of period	*42.6%*	*18.4%*	*13.3%*	*3.1%*	*26.8%*

(1) Transfers of Real Estate assets from Growth to Value.
(2) Approximately $160 billion in Blend Strategies AUM are reported in their respective services.

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AllianceBernstein

Second Quarter 2007 Review

Twelve Months Ended June 30, 2007
$ Millions
Changes in Assets Under Management
By Investment Service
Proprietary - For AllianceBernstein L.P. - use only

($ Billions)	Ended June 30, 2007 3 months	 12 months
Beginning AUM	**$ 468**	**$ 396**
Net Flows	4	23
Transfers [1]	-	(1)
Market appreciation	29	83
Ending AUM	**$ 501**	**$ 501**
% Total	*63.1%*	*63.1%*
% Change	*6.9%*	*26.4%*

AllianceBernstein

Second Quarter 2007 Review

■  Fixed Income services accounted for
 ~40% of new assets
■  Global & International services
 comprised approximately 90% of all
 new assets
■  Pipeline of won but unfunded new
 mandates remains substantial
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Institutional Investments: Second Quarter Highlights
Proprietary - For AllianceBernstein L.P. - use only

($ Billions)	Ended June 30, 2007 3 months	 12 months
Beginning AUM	**$ 173**	**$ 146**
Net Flows	4	11
Market appreciation	8	28
Ending AUM	**$ 185**	**$ 185**
% Total	*23.4%*	*23.4%*
% Change	*7.2%*	*26.7%*

AllianceBernstein

Second Quarter 2007 Review

■  Accelerating organic growth
■  Substantial growth in U.S. Funds
     continues
■  Significant increases in Luxembourg
 Fund net inflows, driven primarily by
 Fixed Income sales in Asia
■  Wealth Strategies services nearly $13
 billion in assets, up ~20% sequentially
Retail: Second Quarter Highlights
Proprietary - For AllianceBernstein L.P. - use only

($ Billions)	Ended June 30, 2007 3 months	12 months
Beginning AUM	**$ 100**	**$ 83**
Net Flows	2	8
Transfers [(1)]	-	1
Market appreciation	5	15
Ending AUM	**$ 107**	**$ 107**
% Total	*13.5%*	*13.5%*
% Change	*6.6%*	*29.1%*

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AllianceBernstein

Second Quarter 2007 Review

(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Private Client: Second Quarter Highlights
■  Record trailing twelve month
 gross inflows of $16.6 billion
■  Financial Advisor headcount
 increased to 317 - up 13.2%
 from June 2006
Proprietary - For AllianceBernstein L.P. - use only

AllianceBernstein

Second Quarter 2007 Review

■  Revenue up 4% sequentially, led by double-digit growth in the European business
■  Received strong marks in two leading European research client surveys, consistent with share gains in that market
■  Launched coverage of three industries in the U.S.:
➢ Household/Personal Products

➢ Machinery/Capital Goods

➢ Internet

Institutional Research Services: Second Quarter Highlights
Proprietary - For AllianceBernstein L.P. - use only

Non-
U.S.
$300
38%
U.S.
$493
62%
U.S.
$330
42%
Global
& Int'l
$463
58%
Non-
U.S.
$208
33%
U.S.
$417
67%
U.S.
$316
51%
Global
& Int'l
$309
49%

AllianceBernstein

Second Quarter 2007 Review

by Client Domicile
by Investment Service
$ Billions
Non-U.S.
  up 45%
Global &
Int’l
up 50%
Total AUM at
June 30, 2007
 $793 Billion
Total AUM at
June 30, 2006
 $625 Billion
Total AUM
up 27%
Growth in Global Assets
Proprietary - For AllianceBernstein L.P. - use only

Growth Equities $110
Growth Component $76
Fixed Income $188
Value Equities $310
Value Component $78

U.S. Blend $41 26%
Global & Int'l Blend $119 74%

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AllianceBernstein

Second Quarter 2007 Review

Blend
 Strategies
Index/Structured
 $31
Assets Under Management by
 Investment Service
$793 Billion
Blend Strategies AUM
$160 Billion(1)
(+50% vs. 06/30/06)
(1) Includes approximately $6 billion of Blend Fixed Income AUM.
24%
39%
10%
9%
14%
4%
(1)
$ Billions
Growth in Blend Strategies Assets
Proprietary - For AllianceBernstein L.P. - use only

$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.0
$3.6
$4.8
$7.2
$10.5
2003
2004
2005
2006
2Q07

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AllianceBernstein

Second Quarter 2007 Review

Assets Under Management
 $ Billions
+35%
+18%
+50%
+45%
Growth in Hedge Fund Assets
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of AllianceBernstein.
Proprietary - For AllianceBernstein L.P. - use only

Revenues:	2Q 2007	2Q 2006	Percent Change	
Advisory Fees	$ 845	$ 690	22.5%	■ Higher AUM and favorable mix
Distribution	119	104	13.9%	■ Higher average mutual fund AUM
Institutional Research Services	103	103	0.2%	■ Higher European revenues offset by lower U.S.
Dividend and Interest Income	70	62	14.0%	
Other (1)	77	20	275.4%	■ MTM gains on deferred compensation investments vs. losses in prior year quarter
Total Revenues	**1,214**	**979**	**24.0%**	
Less: Interest Expense	55	46	19.8%	
Net Revenues	**$ 1,159**	**$ 933**	**24.2%**	

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AllianceBernstein

Second Quarter 2007 Review

(1)  Includes Shareholder Servicing, Investment Gains (Losses) and Other Revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter Revenues
Proprietary - For AllianceBernstein L.P. - use only

2Q 2007	2Q 2006	Percent Change	
Ending AUM ($ Billions)	**$ 793**	**$ 625**	**26.8%**	
Average AUM ($ Billions)	**$ 775**	**$ 625**	**23.9%**	
By Fee Type ($ Millions):				
Base Fees	$ 822	$ 653	25.9%	■ Higher AUM and favorable mix
Performance Fees	23	37	-38.1%	■ Lower performance fees in Growth services
Total	**$ 845**	**$ 690**	**22.5%**	
By Channel ($ Millions):				
Institutional Investments	$ 374	$ 308	21.4%	■ Higher average AUM and favorable mix
Retail	237	193	22.7%	■ Higher average AUM
Private Client	234	189	23.8%	■ Higher AUM
Total	**$ 845**	**$ 690**	**22.5%**	

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AllianceBernstein

Second Quarter 2007 Review

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

AllianceBernstein Second Quarter Advisory Fees
Proprietary - For AllianceBernstein L.P. - use only

2Q 2007	2Q 2006	Percent Change	
Employee Comp & Benefits	$ 476	$ 374	27.3%	■ Higher base, incentive and commission compensation
Promotion & Servicing	173	156	10.3%	■ Higher distribution plan payments and travel expenses
General & Administrative	138	128	8.4%	■ Increased infrastructure partially offset by lower legal expenses
Interest	7	7	2.7%	
Amortization of Intangibles	5	5	0.1%	
Total	**$ 799**	**$ 670**	**19.3%**	

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AllianceBernstein

Second Quarter 2007 Review

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter Operating Expenses
Proprietary - For AllianceBernstein L.P. - use only

2Q 2007	2Q 2006	Percent Change	
Base Compensation	$ 111	$ 94	18.6%	■ 12.9% higher headcount and merit increases
Incentive Compensation	203	147	37.8%	■ - Cash bonus estimates - Mark to market and amortization of deferred compensation
Commissions	114	94	21.3%	■ New business across all channels
Fringes & Other	48	39	23.6%	
Total	**$ 476**	**$ 374**	**27.3%**

AllianceBernstein

Second Quarter 2007 Review

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter Compensation & Benefits
Proprietary - For AllianceBernstein L.P. - use only

2Q 2007	2Q 2006	Change	
Net Revenues	$ 1,159	$ 933	24.2%	
Expenses	799	670	19.3%	
Operating Income	360	263	36.5%	
Non-Operating Income	4	10	-58.7%	
Income before Taxes	364	273	33.1%	
Income Taxes	29	12	137.1%	■ Higher effective rate driven by increased non-U.S. earnings
Net Income	**$ 335**	**$ 261**	**28.3%**	
Operating Margin [(1)]	31.0%	28.2%

AllianceBernstein

Second Quarter 2007 Review

(1) Operating Income as a percentage of net revenues.
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions
AllianceBernstein Second Quarter Net Income
Proprietary - For AllianceBernstein L.P. - use only

2Q 2007	2Q 2006	Percent Change
AllianceBernstein:			
Net Income	**$ 335**	**$ 261**	**28.3%**
Weighted Average Equity Ownership Interest	32.9%	32.4%	
AllianceBernstein Holding:			
Equity in Earnings	**$ 110**	**$ 85**	**30.5%**
Income Taxes	9	9	13.1%
Net Income	**$ 101**	**$ 76**	**32.4%**
Diluted Net Income Per Unit	**$ 1.16**	**$ 0.89**	**30.3%**
Distributions Per Unit	**$ 1.16**	**$ 0.89**	**30.3%**

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AllianceBernstein

Second Quarter 2007 Review

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.
$ Millions (except per-Unit amounts)
AllianceBernstein Holding Financial Results
Proprietary - For AllianceBernstein L.P. - use only

AllianceBernstein

Second Quarter 2007 Review

■  Strong quarter for our Value Equity and Fixed Income services
■  Continued organic growth in all channels
■  AUM growth once again driven by Global and International services and non-U.S.
 clients
■  Strong second quarter financial results
■  Updated full year 2007 earnings guidance estimate of approximately $4.90 - $5.25 per
 Unit at the holding company level
●  Guidance assumes:
➢ Asset inflows continue at levels similar to recent levels

➢ Equity and fixed income market returns at annual rates of 8% and 5%, respectively, for the balance of the year

●  Continue to anticipate that the fourth quarter will account for a disproportionate share of full year earnings
AllianceBernstein - 2Q07 Earnings Highlights
Proprietary - For AllianceBernstein L.P. - use only

Q&A

Appendix

2Q 07	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	6.3	20.6	11.7	39.3
Russell 1000 Growth	6.9	19.0	8.7	28.5
Russell 1000 Value	4.9	21.9	15.9	55.8
MSCI Emerging Markets	15.0	45.0	38.2	164.0
MSCI EAFE	6.4	27.0	22.2	82.7
MSCI World	6.5	23.6	16.7	59.0
Lehman Aggregate Bond	(0.5)	6.1	4.0	12.4

Returns in % through June 30, 2007.

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AllianceBernstein

Second Quarter 2007 Review

Market Environment
Proprietary - For AllianceBernstein L.P. - use only

Institutional Equity Composites vs. Benchmarks

	Int'l Lg Cap Growth [2]	Global Research Growth [3]	U.S. Large Cap Growth [4]	U.S. Growth [5]	U.S. Mid Cap Growth [6]	U.S. Small Cap Growth [7]	Emerging Markets Growth [8]
2Q 07	0.0	(1.1)	(1.4)	(0.9)	(2.0)	1.1	(0.5)
One Year	(2.3)	(3.8)	(4.1)	(0.6)	(9.9)	1.8	(1.6)
Three Years	(0.9)	0.0	0.4	(0.7)	(6.0)	1.5	0.4
Five Years	0.2	0.5	(1.4)	1.3	1.0	0.5	2.8
10 Years	2.5	3.9	1.6	1.6	N/A	3.3	3.9

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) vs. MSCI EAFE Growth (net) (3) vs. MSCI World (net) (4) vs. Russell 1000 Growth
(5) vs. Russell 3000 (6) vs. Russell Mid Cap Growth (7) vs. Russell 2000 Growth (8) vs. MSCI Emerging Markets Growth
Composite and benchmark data through 6/30/07. Performance is preliminary.

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Second Quarter 2007 Review

Relative Performance: Institutional Growth Equity (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Institutional Equity Composites vs. Benchmarks

	U.S. Diversified Value (2)	U.S. Strategic Value (3)	U.S. Strategic Value (4)	International Value (5)	Global Value (6)	Emerging Markets Value (7)
2Q 07	0.7	(0.2)	1.2	3.1	3.0	1.1
One Year	0.3	2.0	0.7	4.0	5.9	0.5
Three Years	(1.2)	3.1	(1.2)	5.7	6.6	3.4
Five Years	(0.2)	2.3	(0.3)	5.0	4.8	6.1
10 Years	N/A	2.5	(0.3)	N/A	4.4	4.1

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) vs. Russell 1000 Value (3) vs. S&P 500 (4) vs. Russell 1000 Value (5) vs. MSCI EAFE (Cap, UH) (6) vs. MSCI World (Cap, UH) (7) vs. MSCI Emerging Markets.
Composite and benchmark data through 6/30/07. Performance is preliminary.

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Second Quarter 2007 Review
Relative Performance: Institutional Value Equity (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Blend Strategies Equity Composites vs. Benchmarks

	Global Blend Strategies [2]	International Blend Strategies [3]	U.S. Blend Strategies [4]	Emerging Markets Blend Strategies [5]
2Q 07	1.1	1.3	(0.8)	0.0
One Year	0.9	(0.8)	(2.6)	(1.2)
Three Years	3.3	0.3	(0.7)	0.4
Since Inception	2.5	1.3	(0.3)	3.8

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) Global Blend Strategies (6/30/03) vs. MSCI World for Global products
(3) Int'l Blend Strategies (12/31/01) vs. MSCI EAFE (4) U.S. Blend Strategies (12/31/01) vs. S&P 500 (5) EM Blend Strategies (12/31/01) vs. MSCI EM
Composite and benchmark data through 6/30/07. Performance is preliminary.

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AllianceBernstein

Second Quarter 2007 Review
Relative Performance: Blend Strategies Services (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Institutional Fixed Income Composites vs. Benchmarks

	Strategic Core Plus (2)	Emerging Mkt. Debt (3)	Corp Bonds (4)	Low Duration (5)	Global Plus (6)
2Q 07	0.2	1.7	(0.2)	(0.2)	0.6
One Year	0.7	3.7	0.1	0.1	0.9
Three Years	0.7	1.8	0.1	0.2	0.7
Five Years	1.1	2.8	0.2	0.4	1.0
10 Years	N/A	2.5	0.3	0.1	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. (1) Investment performance of composites is presented after investment management fees. (2) vs. 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI (Hedged) (3) vs JPM EMBI+ (to 3/31/04) JPM EMBI Global (4/1/04-Present) (4) vs. Custom Corporate Index (5) vs. Merrill Lynch U.S. Treasury (1-3 Years) (6) vs. Lehman Global Aggregate Bond Index (Unhedged) Composite and benchmark data through 6/30/07. Performance is preliminary.

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AllianceBernstein
Second Quarter 2007 Review
Relative Performance: Institutional Fixed Income (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

2Q 07	Annualized 1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	2.7	14.4	11.5	10.3
S&P 500	6.3	20.6	11.7	10.7

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:
Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.
The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.
No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: AllianceBernstein and S&P Mutual Fund, Composite and S&P performance through 6/30/07. Performance is preliminary.

I

AllianceBernstein

Second Quarter 2007 Review
Absolute Performance: Private Client (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Retail Mutual Funds vs. Lipper Averages

	U.S. Strategic Research Equity [2]	U.S. Large Cap Growth [3]	U.S. Growth [4]	U.S. Mid Cap Growth [5]	Global Research Growth [6]
2Q 07	(2.7)	(1.4)	(1.8)	(3.5)	(2.3)
One Year	(10.2)	(2.7)	(1.7)	(9.4)	(3.8)
Three Years	(2.7)	(0.4)	(4.3)	(5.2)	0.3
Five Years	1.2	(1.2)	(1.7)	2.6	N/A
10 Years	2.1	(1.5)	(3.3)	(3.3)	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) vs. S&P 500; represents Regent separately managed account service (3) vs. Large Cap Growth average; formerly named Premier Growth (4) vs. Multi Cap Growth average (5) vs. Mid Cap Growth average (6) vs. Global Large Cap Growth average; formerly named Global Growth Trends. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.
Source: AllianceBernstein, Lipper, and S&P Mutual fund performance and Lipper data through 6/30/07.

I

AllianceBernstein
Second Quarter 2007 Review
Relative Performance: Retail Growth Equity (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Retail Mutual Funds vs. Lipper Averages

	Int'l Value [2]	Growth & Income [3]	U.S. Small/Mid Cap Value [4]	U.S. Value [5]	Global Value [6]
2Q 07	1.0	(0.9)	0.1	(1.0)	0.7
One Year	3.1	2.4	(0.8)	0.5	(0.5)
Three Years	4.5	(1.5)	(0.8)	0.4	0.9
Five Years	4.6	(0.6)	(0.2)	0.8	(0.3)
10 Years	N/A	1.3	N/A	N/A	N/A

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) vs. International Large Cap Value average;

(3) vs. Large Cap Value average (4) vs. Mid Cap Value average

(5) vs. Large Cap Value average; if compared to Multi Cap Value average, 2nd quarter would be (0.67), 1-yr would be 0.80, 3-yr would be (0.10) and 5-yr would be (0.14) (6) vs. Global Multi Cap Value average

Source: AllianceBernstein and Lipper Mutual Fund performance and Lipper data through 6/30/07.

I

AllianceBernstein

Second Quarter 2007 Review
Relative Performance: Retail Value Equity (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Retail Fixed Income Funds vs. Peer Group Averages

	Global High Yield Portfolio (2)	American Income Portfolio (3)	Global Gov't Income (4)
2Q 07	1.9	1.1	2.2
One Year	5.3	4.2	8.0
Three Years	4.9	4.3	5.0
Five Years	2.1	4.1	4.2
10 Years	N/A	1.7	3.9

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees (2) vs. Micropal Fixed Income Global High Yield Peers (3) vs. Micropal Fixed Income USD Peers
(4) vs. Global Income Funds average
Source: AllianceBernstein and Lipper Composite and benchmark data through 6/30/07. Performance is preliminary.

I

AllianceBernstein

Second Quarter 2007 Review
Relative Performance: Retail Fixed Income (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

Retail Mutual Funds vs. Morningstar Averages

	Wealth Preservation [2]	Balanced Wealth [3]	Wealth Appreciation [4]
2Q 07	(1.0)	(1.4)	(1.2)
One Year	0.5	1.0	1.9
Since Inception [5]	0.9	1.6	3.0

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees (2) vs. Conservative Allocation average (3) vs. Moderate Allocation average

(4) vs. Large Blend average (5) Product performance inception date: 9/2/03; Benchmark performance inception at closest month end after fund inception: 9/30/03

Source: AllianceBernstein and Morningstar Mutual fund performance and Morningstar data through 6/30/07.

I

AllianceBernstein
Second Quarter 2007 Review
Relative Performance: Wealth Strategies (After Fees)
(1)
Proprietary - For AllianceBernstein L.P. - use only

U.S. Strategic Value	31-Dec-73	+ 2.6 %
U.S. Small/Mid Cap Value	31-Dec-00	+ 5.8
U.S. Diversified Value	30-Jun-86	+ 1.1
Global Diversified Value	31-Mar-98	+ 2.8
Global Strategic Value	30-Apr-01	+ 8.8
Global Value	30-Sep-95	+ 3.7
International Diversified Value	30-Sep-00	+ 5.1
International Strategic Value	31-Mar-01	+ 7.8
International Value (EAFE)	30-Sep-99	+ 5.6
Emerging Markets Value	31-Dec-95	+ 3.3
Australian Value	30-Jun-03	+ 2.3
Canadian Value	31-Dec-97	+ 4.4
European Value	30-Jun-97	+ 2.7
Japan Strategic Value	31-Mar-02	+ 8.2
U.K. Value	30-Jun-00	+ 3.8

U.S. Style Blend	31-Dec-01	- 0.3 %
Global Style Blend	30-Jun-03	+ 2.5
International Style Blend	31-Dec-01	+ 1.4
Emerging Markets Style Blend	31-Dec-01	+ 3.8

U.S. Growth	31-Dec-70	+ 3.8 %
U.S. Small Cap Growth	31-Dec-70	+ 3.1
U.S. Mid Cap Growth	31-Mar-99	+ 2.5
U.S. Large Cap Growth	31-Dec-77	+ 2.8
U.S. Disciplined Growth	31-Dec-87	- 0.3
Global Research Growth	31-Dec-91	+ 4.2
International Large Cap Growth	31-Dec-90	+ 0.2
Emerging Markets Growth	30-Sep-91	+ 1.8
European Concentrated Growth	30-Jun-98	- 1.9
Australian Growth	30-Jun-00	- 1.1
Japan Growth	30-Sep-91	+ 3.2
U.K. Growth	31-Dec-04	+ 0.3

U.S. High Yield	31-Dec-86	- 0.7 %
U.S. Investment Grade Corporates	31-Dec-91	+ 0.4
U.S. Low Duration	31-Dec-95	+ 0.1
U.S. Short Duration	31-Mar-92	+ 0.2
U.S. Strategic Core Plus	30-Jun-01	+ 0.6
Global Fixed Income	30-Jun-86	+ 0.4
Global-Plus Fixed Income	30-Jun-01	+ 0.5
Emerging-Market Debt	30-Jun-94	+ 3.0
Europe Core Plus	31-Mar-99	- 1.4
Canadian Core Plus Advanced	30-Sep-02	+ 3.4
Japan Credit	30-Sep-00	0.0

AllianceBernstein
Second Quarter 2007 Review

Bernstein Value Equities
Inception
 Date
  Inception-
 Jun 2007
Alliance Growth Equities
Inception
 Date
AllianceBernstein Style Blend
AllianceBernstein Fixed Income
Net-of-Fee Annualized Relative Performance Premiums
  Inception-
 Jun 2007
Investment Performance: Delivering Results for Clients
AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
Proprietary - For AllianceBernstein L.P. - use only

6/30/07	12/31/06
Assets		
Cash and investments	$ 1,482,129	$ 1,236,311
Cash and securities, segregated	1,548,692	1,863,957
Receivables, net	3,955,271	3,488,278
Goodwill, net	2,893,029	2,893,029
Intangible assets, net	274,567	284,925
Deferred sales commissions, net	195,942	194,950
Other (incl. furniture & equipment)	923,471	639,655
Total Assets	**$ 11,273,101**	**$ 10,601,105**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 5,119,319	$ 4,916,671
Accounts payable and accrued expenses	447,828	333,007
Accrued compensation and benefits	707,166	392,014
Debt	319,722	334,901
Minority interest in consolidated subsidiaries	128,804	53,515
Total Liabilities	6,722,839	6,030,108
Partners' Capital	4,550,262	4,570,997
Total Liabilities and Partners' Capital	**$ 11,273,101**	**$ 10,601,105**

I

AllianceBernstein

Second Quarter 2007 Review

In $ Thousands, Unaudited
AllianceBernstein Consolidated Balance Sheet
Proprietary - For AllianceBernstein L.P. - use only

Six Months Ended	
	6/30/07	6/30/06
Cash Flows From Operating Activities:		
Net income	$ 602,630	$ 488,675
Non-cash items:		
Amortization and depreciation:		
Amortization of deferred sales commissions	49,515	49,970
Amortization of deferred compensation	25,455	23,786
Depreciation and other amortization	53,731	35,659
Other, net	(48,596)	(1,083)
Changes in assets and liabilities	123,123	152,928
Net cash provided by operating activities	**805,858**	**749,935**
Cash Flows From Investing Activities:		
Purchases of investments	(15,943)	(41,966)
Proceeds from sales of investments	26,999	931
Additions to furniture, equipment and leaseholds	(55,373)	(49,623)
Purchase of business, net of cash acquired	-	(16,086)
Net cash used in investing activities	**(44,317)**	**(106,744)**
Cash Flows From Financing Activities:		
Issuance of commercial paper, net	(29,109)	5,430
Cash distributions to general partner and unitholders	(684,061)	(517,167)
Other	24,506	28,771
Net cash used in financing activities	**(688,664)**	**(482,966)**
Effect of exchange rate change on cash and cash equivalents	6,488	2,939
Net increase in cash and cash equivalents	79,365	163,164
Cash and cash equivalents at the beginning of period	692,658	654,168
Cash and cash equivalents at the end of period	**$ 772,023**	**$ 817,332**

AllianceBernstein

Second Quarter 2007 Review

In $ Thousands, Unaudited
AllianceBernstein Consolidated Statement of Cash Flows
Proprietary - For AllianceBernstein L.P. - use only

AllianceBernstein
Second Quarter 2007 Review
AllianceBernstein® and the AB AllianceBernstein Logo are trademarks and service marks owned by AllianceBernstein L.P.

Proprietary - For AllianceBernstein L.P. - use only